Exhibit 99.11


                    TRAVELERS GROUP 401(k) SAVINGS PLAN
             (Formerly The Travelers Inc. 401(k) Savings Plan)

                         December 31, 1994 and 1993

                                   Index



                                                                       Page
                                                                       ----

Independent Auditors' Report                                              1

Financial Statements:
     Statement of Financial Position, With Fund Information
          at December 31, 1994                                            2

     Statement of Financial Position, With Fund Information
          at December 31, 1993                                            8


Statement of Operations and Changes in Plan Equity,
     With Fund Information for the year ended
          December 31, 1994                                              14

     Statement of Operations and Changes in Plan Equity,
          With Fund Information for the year ended
          December 31, 1993                                              20

     Notes to Financial Statements                                       26

Supplemental Schedules:
     Schedule to Form 5500: Item 27(a)
          Schedule of Assets Held for Investment Purposes
          at December 31, 1994                                           37

     Schedule to Form 5500: Item 27(d)
          Schedule of Reportable Transactions
          for the year ended December 31, 1994                           40

     The other schedules required by Item 27 of Form 5500 are not applicable and are therefore omitted.

                        Independent Auditors' Report
                        ----------------------------


To the Annuity Board of
  Travelers Group 401(k) Savings Plan:


We have audited the accompanying statements of financial position of Travelers Group 401(k) Savings Plan (formerly The Travelers Inc. 401(k) Savings Plan) as of December 31, 1994 and 1993, and the related statements of operations and changes in plan equity for the years then ended. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Plan as of December 31, 1994 and 1993, and the operations and changes in plan equity for the years then ended in conformity with generally accepted accounting principles.

Our audits were performed for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedules of assets held for investment purposes, assets held for investment purposes which were both acquired and disposed within the plan year, and reportable transactions are presented for the purpose of additional analysis and are not a required part of the basic financial statements but are supplementary information required by the Department for Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. The Fund Information in the statements of financial position and the statements of operations and changes in plan equity is presented for purposes of additional analysis rather than to present the financial position and results of operations and changes in plan equity of each fund. The supplemental schedules and Fund Information have been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic financial statements taken as a whole.

                                    /s/  KPMG PEAT MARWICK LLP

New York, New York
June 29, 1995

                                             Travelers Group 401(k) Savings Plan
                                        (Formerly The Travelers Inc. 401(k) Savings Plan)
                                     Statements of Financial Position, With Fund Information

                                                   December 31, 1994 and 1993



                                                                               December 31, 1994
                                             ---------------------------------------------------------------------------------------


                                                    The               American          American        American        American
                                               Travelers Inc.          Capital           Capital         Capital         Capital
                                                Common Stock           Reserve      Gov't. Securities    Comstock    Emerging Growth
          Assets                                    Fund                Fund              Fund             Fund           Fund
          ------                                    ----                ----              ----             ----           ----
Investments (Notes 2 and 3)                    $ 123,836,997         11,840,613        4,443,863        7,457,863      44,587,338
Cash                                                 208,569                112                4               16           2,262
Receivables:
    Employer Contribution                         23,995,464             --               --               --              --
    Participant Contribution and Other               402,704              1,162            2,974            4,343         209,231
                                                 -----------        -----------       ----------       ----------     -----------

Total Assets                                   $ 148,443,734         11,841,886        4,446,841        7,462,223      44,798,830
                                                ============        ===========       ==========       ==========     ===========

Liabilities and Plan Equity
- - ---------------------------

Payable for Stock Purchases                    $   3,205,931             --               --               --             --
                                                 -----------        -----------       ----------        ----------     -----------
          Total Liabilities                        3,205,931             --               --               --             --

Plan Equity                                      145,237,803         11,841,886         4,446,841       7,462,223      44,798,830
                                                 -----------         ----------         ---------       ---------      ----------
          Total Liabilities and Plan Equity    $ 148,443,734         11,841,886         4,446,841       7,462,223      44,798,830
                                                 ===========         ==========         =========       =========      ==========



See notes to financial statements.

                                             Travelers Group 401(k) Savings Plan
                                        (Formerly The Travelers Inc. 401(k) Savings Plan)
                                     Statements of Financial Position, With Fund Information

                                                   December 31, 1994 and 1993



                                                                               December 31, 1994
                                             ---------------------------------------------------------------------------------------
                                                             Common          Common          Common         Common
                                                              Sense           Sense           Sense          Sense
                                                          Money Market     Government    Growth & Income    Growth        Loan
          Assets                                              Fund            Fund            Fund           Fund         Fund
          ------                                              ----            ----            ----           ----         ----

Investments (Notes 2 and 3)                               $ 2,835,617        755,249       2,197,881      2,835,350    31,275,886
Cash                                                              639             24               2              6        --
Receivables :
    Employer Contribution                                      --             --              --             --            --
    Participant Contribution and Other                             13          1,098             642            378        --
                                                           ----------      ---------     -----------    -----------  ------------
          Total Assets                                    $ 2,836,269        756,372       2,198,525      2,835,735    31,275,886
                                                           ==========      =========     ===========    ===========  ============


Liabilities and Plan Equity
- - ---------------------------

Payable for Stock Purchases                              $     --              --             --              1,064        --
                                                           ----------      ---------     -----------    -----------  ------------
          Total Liabilities                                    --              --             --              1,064        --

Plan Equity                                                 2,836,269        756,372       2,198,525      2,834,670    31,275,886
                                                           ----------      ---------     -----------    -----------  ------------

          Total Liabilities and Plan Equity              $  2,836,269        756,372       2,198,525      2,835,735    31,275,886
                                                           ==========      =========     ===========    ===========  ============



See notes to financial statements.

                                                                      Travelers Group 401(k) Savings Plan
                                                               (Formerly The Travelers Inc. 401(k) Savings Plan)
                                                            Statements of Financial Position, With Fund Information

                                                                           December 31, 1994 and 1993


                                                                            December 31, 1994
                                       -----------------------------------------------------------------------------
                                         Smith Barney    Smith Barney   Smith Barney                    Smith Barney
                                          Income and   U.S. Government     Income      Smith Barney      Money Fund/
                                            Growth        Securities       Return         Equity         Government
                Assets                       Fund           Fund           Fund            Fund             Fund
                ------                       ----           ----           ----            ----             ----
Investments (Notes 2 and 3)               $79,994,986   18,579,414         7,078,832        --            29,718,296
Cash                                            2,310          915               699        --                10,669
Receivables:
   Employer Contribution                       --           --                --            --                --
   Participant Contribution and Other         124,546       39,703                 2        --               120,953
                                           ----------   ----------       -----------     -----------     -----------
   Total Assets                          $ 80,121,843   18,620,032         7,079,533        --            29,849,918
                                           ==========   ==========       ===========     ===========     ===========

Liabilities and Plan Equity
- - ---------------------------

Payable for Stock Purchases              $     --           --                --            --                --
                                           ----------   ----------       -----------     -----------     -----------
   Total Liabilities                           --           --                --            --                --

Plan Equity                                80,121,843   18,620,032         7,079,533        --            29,849,918
                                           ----------   ----------       -----------     -----------     -----------
   Total Liabilities and Plan Equity     $ 80,121,843   18,620,032         7,079,533        --            29,849,918
                                           ==========   ==========       ===========     ===========     ===========



See notes to financial statements.

                                           Travelers Group 401(k) Savings Plan
                                    (Formerly The Travelers Inc. 401(k) Savings Plan)
                                 Statements of Financial Position, With Fund Information

                                                December 31, 1994 and 1993


                                                                        December 31, 1994
                                        ----------------------------------------------------------------------------
                                         Smith Barney                     American       American           Salomon
                                         International   Connecticut       Capital     Express Daily       Brothers
                                            Equity         General       Enterprise      Dividend          Capital
           Assets                            Fund            GIC            Fund           Fund              Fund
           ------                           ------           ---            ----           ----             ------
Investments (Notes 2 and 3)               $71,101,442        --          13,870,616           --            --
Cash                                            2,046        --                 729           --            --
Receivables:
   Employer Contribution                       --            --              --               --            --
   Participant Contribution and Other         273,808        --              43,327           --            --
                                           ----------   ----------       -----------     -----------     -----------
   Total Assets                           $71,377,297        --          13,914,672           --            --
                                           ==========   ==========       ===========     ===========     ===========

Liabilities and Plan Equity
- - ---------------------------

Payable for Stock Purchases              $     --           --                --            --                --
                                           ----------   ----------       -----------     -----------     -----------
   Total Liabilities                           --           --                --            --                --

Plan Equity                                71,377,297                    13,914,672
                                           ----------   ----------       -----------     -----------     -----------

   Total Liabilities and Plan Equity     $ 71,377,297       --           13,914,672         --                --
                                           ==========   ==========       ===========     ===========     ===========



See notes to financial statements.

                                                                      Travelers Group 401(k) Savings Plan
                                                               (Formerly The Travelers Inc. 401(k) Savings Plan)
                                                            Statements of Financial Position, With Fund Information

                                                                           December 31, 1994 and 1993


                                                                                     December 31, 1994
                                        --------------------------------------------------------------------------------
                                         Smith Barney    Smith Barney   Smith Barney   Smith Barney     Smith Barney
                                         Shearson High     Shearson       Shearson       Shearson      Shearson Global
                                            Income        Aggressive    Appreciation    Diversified     Opportunities
           Assets                            Fund        Growth Fund       Fund        Strategic Fund        Fund
           ------                           ------           ----        -----------       ----        ---------------
Investments (Notes 2 and 3)                $9,775,793   22,797,316       101,479,606    11,907,701        10,596,627
Cash                                            8,770          765               803         3,839               829
Receivables:
   Employer Contribution                    ---------   ----------       -----------    ----------        ----------
   Participant Contribution and Other              18           28           174,738        59,389                14
                                           ----------   ----------       -----------    ----------        ----------
   Total Assets                            $9,784,581   22,798,109       101,655,148    11,970,929        10,597,470
                                            =========   ==========       ===========    ==========        ==========
Liabilities and Plan Equity
- - ---------------------------


Payable for Stock Purchases               $    --         --                 --           --                   --
                                            ---------   ----------       -----------  ----------          ----------
   Total Liabilities                           --         --                 --           --                   --

Plan Equity                                 9,784,581   22,798,109       101,655,148  11,970,929          10,597,470
                                            ---------   ----------       -----------  ----------          ----------

   Total Liabilities and Plan Equity      $ 9,784,581   22,798,109       101,655,148  11,970,929          10,597,470
                                            =========   ==========       ===========  ==========          ==========


See notes to financial statements.

                                                                      Travelers Group 401(k) Savings Plan
                                                               (Formerly The Travelers Inc. 401(k) Savings Plan)
                                                            Statements of Financial Position, With Fund Information

                                                                           December 31, 1994 and 1993


                                                                            December 31, 1994
                                       -----------------------------------------------------------------------------
                                         Smith Barney    Smith Barney     American       Deferred
                                           Shearson        Shearson        Express        Profit
                                            Utility       Guaranteed    Common Stock      Sharing
                          Assets             Fund        Income Fund       Fund             Plan              Total
                          ------             ----        -----------       ----             ----              -----
Investments (Notes 2 and 3)               $10,466,979  138,828,645        72,480,055      62,948         830,805,913
Cash                                            9,820       56,373             2,373         --              312,574
Receivables:
   Employer Contribution                         --            --                 --         --           23,995,464
   Participant Contribution and Other          49,251    1,104,512           553,094         --            3,165,932
                                           ----------  -----------       -----------   ---------         -----------
   Total Assets                          $ 10,526,050  139,989,530        73,035,522      62,948         858,279,883
                                           ==========  ===========        ==========      ======         ===========

Liabilities and Plan Equity
- - ---------------------------

Payable for Stock Purchases               $    --         --                 --           --               3,206,995
                                           ----------  -----------       -----------   ---------         -----------
   Total Liabilities                           --         --                 --           --               3,206,995

Plan Equity                                10,526,050  139,989,530        73,035,522      62,948         855,072,888
                                           ----------  -----------        ----------      ------         -----------
   Total Liabilities and Plan Equity     $ 10,526,050  139,989,530        73,035,522      62,948         858,279,883
                                           ==========  ===========        ==========      ======         ===========


See notes to financial statements.

                                                                      Travelers Group 401(k) Savings Plan
                                                               (Formerly The Travelers Inc. 401(k) Savings Plan)
                                                            Statements of Financial Position, With Fund Information

                                                                           December 31, 1994 and 1993


                                                                            December 31, 1993
                                       -----------------------------------------------------------------------------
                                              The          American       American       American         American
                                        Travelers Inc.     Capital         Capital        Capital          Capital
                                         Common Stock      Reserve    Gov't. Securities  Comstock      Emerging Growth
                          Assets             Fund           Fund           Fund             Fund            Fund
                          ------             ----           ----           ----             ----            ----
Investments (Notes 2 and 3)              $110,793,540   12,022,631         4,780,310   7,306,554          11,146,795
Cash                                          167,082       --                 --           --                 --
Receivables:
   Participant Contribution and Other              40       --                 --           --                 --
                                          -----------   ----------       -----------  ----------          ----------
   Total Assets                         $ 110,960,662   12,022,631         4,780,310   7,306,554          11,146,795
                                          ===========   ==========         =========   =========          ==========

Liabilities and Plan Equity
- - ---------------------------

Payable for Stock Purchases               $ 9,397,268       --                 --           --                 --
                                          -----------   ----------       -----------  ----------          ----------
   Total Liabilities                        9,397,268       --                 --           --                 --

Plan Equity                               101,563,394   12,022,631         4,780,310   7,306,554          11,146,795
                                          -----------   ----------         ---------   ---------          ----------
   Total Liabilities and Plan Equity    $ 110,960,662   12,022,631         4,780,310   7,306,554          11,146,795
                                          ===========   ==========         =========   =========          ==========



See notes to financial statements.

                                                                      Travelers Group 401(k) Savings Plan
                                                               (Formerly The Travelers Inc. 401(k) Savings Plan)
                                                            Statements of Financial Position, With Fund Information

                                                                           December 31, 1994 and 1993


                                                                            December 31, 1993
                                       -----------------------------------------------------------------------------
                                            Common          Common         Common         Common
                                             Sense          Sense           Sense          Sense
                                         Money Market     Government   Growth & Income    Growth            Loan
                        Assets               Fund           Fund           Fund            Fund             Fund
                        ------               ----           ----           ----            ----             ----
Investments (Notes 2 and 3)                $2,996,511      785,330         2,060,532   2,750,817          12,574,983
Cash                                            --          --                 --           --                 --
Receivables:
   Participant Contribution and Other           --          --                 --           --                 --
                                          -----------   ----------       -----------  ----------          ----------
   Total Assets                           $ 2,996,511      785,330         2,060,532   2,750,817          12,574,983
                                            =========      =======         =========   =========          ==========

Liabilities and Plan Equity
- - ---------------------------

Payable for Stock Purchases               $    --         --                 --           --                   --
                                          -----------   ----------       -----------  ----------          ----------
   Total Liabilities                           --         --                 --           --                   --

Plan Equity                                 2,996,511      785,330         2,060,532   2,750,817          12,574,983
                                            ---------      -------         ---------   ---------          ----------
   Total Liabilities and Plan Equity      $ 2,996,511      785,330         2,060,532   2,750,817          12,574,983
                                            =========      =======         =========   =========          ==========



See notes to financial statements.

                                                                      Travelers Group 401(k) Savings Plan
                                                               (Formerly The Travelers Inc. 401(k) Savings Plan)
                                                            Statements of Financial Position, With Fund Information

                                                                           December 31, 1994 and 1993


                                                                            December 31, 1993
                                       -----------------------------------------------------------------------------
                                            Bankers      Smith Barney   Smith Barney   Smith Barney
                                             Trust        Income and   U.S. Government    Income        Smith Barney
                                              GIC           Growth       Securities       Return           Equity
                          Assets             Fund           Fund           Fund             Fund            Fund
                          ------             ----           ----           ----             ----            ----

Investments (Notes 2 and 3)               $     --      78,563,180        21,888,499  10,210,027           9,148,249
Cash                                            --          --                --          --                  --
Receivables:
   Participant Contribution and Other           --          --                --          --                  --
                                          -----------   ----------       -----------  ----------          ----------
   Total Assets                           $     --      78,563,180        21,888,499  10,210,027           9,148,249
                                          ===========   ==========       ===========  ==========          ==========

Liabilities and Plan Equity
- - ---------------------------

Payable for Stock Purchases               $     --          --                --          --                  --
                                          -----------   ----------       -----------  ----------          ----------
   Total Liabilities                            --          --                --          --                  --

Plan Equity                                     --      78,563,180        21,888,499  10,210,027           9,148,249
                                          -----------   ----------       -----------  ----------          ----------
   Total Liabilities and Plan Equity      $     --      78,563,180        21,888,499  10,210,027           9,148,249
                                          ===========   ==========       ===========  ==========          ==========



See notes to financial statements.

                                                                      Travelers Group 401(k) Savings Plan
                                                               (Formerly The Travelers Inc. 401(k) Savings Plan)
                                                            Statements of Financial Position, With Fund Information

                                                                           December 31, 1994 and 1993


                                                                            December 31, 1993
                                       -----------------------------------------------------------------------------
                                         Smith Barney    Smith Barney     American       American
                                          Money Fund/   International    Connecticut      Capital       Express Daily
                                          Government        Equity         General      Enterprise        Dividend
                            Assets           Fund           Fund            GIC             Fund            Fund
                            ------           ----           ----            ---             ----            ----
Investments (Notes 2 and 3)               $14,480,197   28,578,248        16,837,757   2,926,835          15,158,886
Cash                                            --          --                --          --                  --
Receivables:
Participant Contribution and Other              --          --               138,785      --                   1,375
                                          -----------   ----------       -----------  ----------          ----------
   Total Assets                           $14,480,197   28,578,248        16,976,542   2,926,835          15,160,261
                                          ===========   ==========       ===========  ==========          ==========

Liabilities and Plan Equity
- - ---------------------------

Payable for Stock Purchases               $     --          --                --          --                  --
                                          -----------   ----------       -----------  ----------          ----------
   Total Liabilities                            --          --                --          --                  --

Plan Equity                                14,480,197   28,578,248        16,976,542   2,926,835          15,160,261
                                           ----------   ----------        ----------   ---------          ----------
   Total Liabilities and Plan Equity      $14,480,197   28,578,248        16,976,542   2,926,835          15,160,261
                                           ==========   ==========        ==========   =========          ==========



See notes to financial statements.

                                                                      Travelers Group 401(k) Savings Plan
                                                               (Formerly The Travelers Inc. 401(k) Savings Plan)
                                                            Statements of Financial Position, With Fund Information

                                                                           December 31, 1994 and 1993


                                                                            December 31, 1993
                                       -----------------------------------------------------------------------------
                                            Salomon      Smith Barney   Smith Barney   Smith Barney     Smith Barney
                                            Brothers     Shearson High    Shearson       Shearson         Shearson
                                            Capital         Income       Aggressive    Appreciation      Diversified
                            Assets           Fund           Fund        Growth Fund       Fund         Strategic Fund
                            ------           ----           ----        -----------       ----         --------------
Investments (Notes 2 and 3)               $3,069,805      15,665,918     36,915,197     116,965,850       8,361,643
Cash                                          --               5,883          7,739          21,115           2,600
Receivables:
  Participant Contribution and Other          --              --             --              --              --
                                          ----------      ----------     ----------     -----------       ---------
              Total Assets                $3,069,805      15,671,801     36,922,936     116,986,965       8,364,243
                                          ==========      ==========     ==========     ===========       =========

Liabilities and Plan Equity
- - ---------------------------

Payable for Stock Purchases               $   --               5,883          7,452          20,828           2,026
                                          ----------      ----------     ----------     -----------       ---------
              Total Liabilities               --               5,883          7,452          20,828           2,026

Plan Equity                                3,069,805      15,665,918     36,915,484     116,966,137       8,362,217
                                          ----------      ----------     ----------     -----------       ---------
              Total Liabilities
                and Plan Equity           $3,069,805      15,671,801     36,922,936     116,986,965       8,364,243
                                          ==========      ==========     ==========     ===========       =========



See notes to financial statements.

                                                                      Travelers Group 401(k) Savings Plan
                                                               (Formerly The Travelers Inc. 401(k) Savings Plan)
                                                            Statements of Financial Position, With Fund Information

                                                                           December 31, 1994 and 1993


                                                                            December 31, 1993
                                       -----------------------------------------------------------------------------
                                         Smith Barney    Smith Barney   Smith Barney     American         Deferred
                                        Shearson Global    Shearson       Shearson        Express          Profit
                                         Opportunities     Utility       Guaranteed    Common Stock        Sharing
                            Assets           Fund           Fund        Income Fund        Fund             Plan          Total
                            ------           ----           ----        -----------        ----             ----          -----

Investments (Notes 2 and 3)               $22,440,353     14,409,854     111,716,118    86,886,244         80,655      781,521,518
Cash                                            3,412          2,576          29,446        --             --              239,853
Receivables:
   Participant Contribution and Other          --             --                  60           760         --              141,020
                                          -----------     ----------     -----------    ----------       --------     ------------
           Total Assets                   $22,443,765     14,412,430     111,745,624    86,887,004         80,655      781,902,391
                                          ===========     ==========     ===========    ==========       ========     ============

Liabilities and Plan Equity
- - ---------------------------

Payable for Stock Purchases                 $ 3,412         2,576             --            --             --            9,439,445
                                          -----------     ----------     -----------    ----------       --------     ------------
           Total Liabilities                  3,412         2,576             --            --             --            9,439,445

Plan Equity                               22,440,353      14,409,854     111,745,624    86,887,004         80,655      772,462,946
                                          -----------     ----------     -----------    ----------       --------     ------------
           Total Liabilities and
             Plan Equity                 $22,443,765      14,412,430     111,745,624    86,887,004         80,655      781,902,391
                                          ===========     ==========     ===========    ==========       ========     ============


See notes to financial statements.

                                                                      Travelers Group 401(k) Savings Plan
                                                               (Formerly The Travelers Inc. 401(k) Savings Plan)
                                                   Statements of Operations and Changes in Plan Equity, With Fund Information

                                                                     Years Ended December 31, 1994 and 1993


                                                                            December 31, 1994
                                       -----------------------------------------------------------------------------
                                              The          American       American       American         American
                                        Travelers Inc.     Capital         Capital        Capital          Capital
                                         Common Stock      Reserve    Gov't. Securities  Comstock      Emerging Growth
                                             Fund            Fund           Fund           Fund             Fund
                                             ----            ----           ----           ----             ----
Investment Activity:
   Dividends                          $   1,972,118         390,130          306,947      1,621,623        1,146,639
   Interest                                  33,136             115                4             17              586
   Net Realized Gains (Losses) and
     Appreciation (Depreciation) in
     Current Value of Investments
       (Note 3)                         (22,229,082)         --             (517,550)    (2,292,877)      (3,276,920)
                                        ------------     ----------      ------------    -----------      -----------
                                        (20,223,828)        390,245         (210,598)      (671,237)      (2,129,695)
   Less Trustee/ Administrative
     Expenses                              (468,233)         (5,645)          (2,077)        (3,507)         (72,273)
                                        ------------     ----------      ------------    -----------      -----------
                                        (20,692,061)        384,600         (212,675)      (674,744)       (2,201,968)
Contributions:
  Employer                               30,677,722          --               --             --                --
  Participants                           20,930,939         718,418          654,519        895,838        17,585,222
  Rollover                                1,979,451         136,958           38,937         79,304         1,220,013
                                        ------------     ----------      ------------    -----------      -----------
                                         53,588,110         855,376          693,456        975,142        18,805,235

Distributions to Participants            (7,868,752)     (1,097,674)        (318,204)      (465,051)       (2,081,841)
Loan Activity, Net                         (601,028)       (140,734)         (12,369)       (10,074)         (986,082)
Transfers From (To) Other Funds          19,242,757        (182,312)        (483,677)       330,396        20,115,830
                                        ------------     ----------      ------------    -----------      -----------
Increase (Decrease) in Plan Equity       43,669,028        (180,745)        (333,469)       155,669        33,651,174

Plan Equity, Beginning of Year          101,563,394      12,022,631        4,780,310      7,306,554        11,146,795
Transfer from (to) Lehman Brothers
   Holdings Inc.                              5,382          --               --             --                   861
                                        ------------     ----------      ------------    -----------      -----------

Plan Equity, End of Year              $ 145,237,803      11,841,886        4,446,841      7,462,223        44,798,830
                                        ============     ==========      ============    ===========      ===========

See notes to financial statements.

                                                                      Travelers Group 401(k) Savings Plan
                                                               (Formerly The Travelers Inc. 401(k) Savings Plan)
                                                   Statements of Operations and Changes in Plan Equity, With Fund Information

                                                                     Years Ended December 31, 1994 and 1993


                                                                            December 31, 1994
                                       -----------------------------------------------------------------------------
                                            Common          Common         Common         Common
                                             Sense          Sense           Sense          Sense
                                         Money Market     Government   Growth & Income    Growth            Loan
                                             Fund            Fund           Fund           Fund             Fund
                                             ----            ----           ----           ----             ----
Investment Activity:
   Dividends                          $     91,769         51,965         269,617          224,829             --
   Interest                                     12             25               2                6             --
   Net Realized Gains (Losses) and
     Appreciation (Depreciation) in
     Current Value of Investments
       (Note 3)                             --           (119,078)       (292,570)        (212,363)            --
                                        ------------     ----------     ------------     -----------      -----------
                                            91,780        (67,089)        (22,950)          12,472             --
   Less Trustee/ Administrative
     Expenses                               (1,318)          (368)         (1,015)          (1,310)
                                        ------------     ----------     ------------     -----------      -----------
                                            90,462        (67,457)        (23,966)          11,162             --
Contributions:
    Employer                                --             --              --               --                 --
    Participants                           146,515         99,657         319,166          404,280          1,309,929
    Rollover                                    27             52           7,693           11,811             --
                                        ------------     ----------     ------------     -----------      -----------
                                           146,541         99,710         326,859          416,092          1,309,929

Distributions to Participants             (179,466)       (15,362)        (64,657)        (114,071)          (951,276)
Loan Activity, Net                         (27,067)        (7,265)         (5,141)         (11,814)        18,342,250
Transfers From (To) Other Funds           (190,712)       (38,584)        (95,102)        (217,516)            --
                                        ------------     ----------     ------------     -----------      -----------
Increase (Decrease) in Plan Equity        (160,242)       (28,958)        137,993           83,853         18,700,903

Plan Equity, Beginning of Year           2,996,511        785,330       2,060,532        2,750,817         12,574,983

Transfer from (to) Lehman Brothers
  Holdings Inc.                             --             --              --                --                --
                                        ------------     ----------     ------------     -----------      -----------
Plan Equity, End of Year              $  2,836,269        756,372       2,198,525        2,834,670         31,275,886
                                        ============     ==========     ============     ===========      ===========


See notes to financial statements.

                                                                       Travelers Group 401(k) Savings Plan
                                                               (Formerly The Travelers Inc. 401(k) Savings Plan)
                                                   Statements of Operations and Changes in Plan Equity, With Fund Information

                                                                     Years Ended December 31, 1994 and 1993


                                                                            December 31, 1994
                                       -----------------------------------------------------------------------------
                                         Smith Barney    Smith Barney   Smith Barney                    Smith Barney
                                          Income and   U.S. Government     Income      Smith Barney      Money Fund/
                                            Growth        Securities       Return         Equity         Government
                                             Fund            Fund           Fund           Fund             Fund
                                             ----            ----           ----           ----             ----
Investment Activity:
   Dividends                          $  3,583,204       1,382,644        365,485          314,030        1,043,998
   Interest                                    918             451            225              168            6,862
   Net Realized Gains (Losses) and
     Appreciation (Depreciation) in
     Current Value of Investments
       (Note 3)                         (7,428,927)     (1,684,038)      (206,381)        (225,600)          --
                                        -----------     -----------    ------------     -----------       -----------
                                        (3,844,805)       (300,942)       159,329           88,598          1,050,860
   Less Trustee/ Administrative
     Expenses                             (147,491)        (39,724)       (18,557)          (4,560)           (58,498)
                                        -----------     -----------    ------------     -----------       -----------
                                        (3,992,295)       (340,667)       140,772           84,038            992,362
Contributions:
   Employer                                 --              --             --               --                 --
   Participants                          8,861,939       1,907,521             40           --              4,259,935
   Rollover                                962,804         301,343         --               --              1,599,355
                                         9,824,743       2,208,864             40           --              5,859,291

Distributions to Participants           (6,861,042)     (1,965,798)      (599,147)        (191,647)        (3,497,171)
Loan Activity, Net                        (850,047)       (222,735)      (166,651)         (20,854)          (776,199)
Transfers From (To) Other Funds          3,435,988      (2,948,131)    (2,505,508)      (9,019,786)        12,824,059
                                        -----------     -----------    ------------     -----------       -----------
Increase (Decrease) in Plan Equity       1,557,346      (3,268,467)    (3,130,494)      (9,148,249)        15,402,342

Plan Equity, Beginning of Year          78,563,180      21,888,499     10,210,027        9,148,249         14,480,197

Transfer from (to) Lehman Brothers
   Holdings Inc.                             1,317          --             --               --               (32,621)
                                        ----------      ----------     ------------     -----------       -----------

Plan Equity, End of Year              $ 80,121,843      18,620,032      7,079,533           --             29,849,918
                                        ==========      ==========     ============     ===========       ===========


See notes to financial statements.

                                                                      Travelers Group 401(k) Savings Plan
                                                               (Formerly The Travelers Inc. 401(k) Savings Plan)
                                                   Statements of Operations and Changes in Plan Equity, With Fund Information

                                                                     Years Ended December 31, 1994 and 1993


                                                                            December 31, 1994
                                       -----------------------------------------------------------------------------
                                         Smith Barney                      American       American        Salomon
                                         International   Connecticut       Capital     Express Daily      Brothers
                                            Equity         General       Enterprise      Dividend          Capital
                                             Fund            GIC            Fund           Fund             Fund
                                             ----            ---            ----           ----             ----
Investment Activity:
   Dividends                          $    962,268           --           855,695             --              --
   Interest                                    624           --               295             --              --
   Net Realized Gains (Losses) and --
     Appreciation (Depreciation) in
     Current Value of Investments
       (Note 3)                         (7,428,241)          --          (875,103)            --              --
                                        -----------     -----------    ------------     -----------       -----------
                                        (6,465,349)          --           (19,114)            --              --
   Less Trustee/ Administrative
     Expenses                             (116,621)          --           (27,115)            --              --
                                        -----------     -----------    ------------     -----------       -----------
                                        (6,581,969)          --           (46,228)            --              --
Contributions:
   Employer                                 --               --            --                 --              --
   Participants                         20,488,965           --         4,069,007             --              --
   Rollover                              1,473,686           --           458,621             --              --
                                        -----------     -----------    ------------     -----------       -----------
                                        21,962,650           --         4,527,628             --              --

Distributions to Participants           (3,487,820)          --          (692,464)            --              --
Loan Activity, Net                      (1,432,513)          --          (221,570)            --              --
Transfers From (To) Other Funds         32,337,688      (16,976,542)    7,420,472      (15,160,261)       (3,069,805)
                                        -----------     -----------    ------------    -----------        -----------
Increase (Decrease) in Plan Equity      42,798,037      (16,976,542)    10,987,83             --              --

Plan Equity, Beginning of Year          28,578,248       16,976,542      2,926,835      15,160,261         3,069,805
Transfer from (to) Lehman Brothers
   Holdings Inc.                             1,012           --             --                --              --
                                        -----------     -----------    ------------     -----------       -----------

Plan Equity, End of Year              $ 71,377,297           --         13,914,672            --              --
                                        ==========      ===========    ============     ===========       ===========


See notes to financial statements.

                                                                      Travelers Group 401(k) Savings Plan
                                                               (Formerly The Travelers Inc. 401(k) Savings Plan)
                                                   Statements of Operations and Changes in Plan Equity, With Fund Information

                                                                     Years Ended December 31, 1994 and 1993


                                                                            December 31, 1994
                                       -----------------------------------------------------------------------------
                                         Smith Barney    Smith Barney   Smith Barney   Smith Barney     Smith Barney
                                         Shearson High     Shearson       Shearson       Shearson      Shearson Global
                                            Income        Aggressive    Appreciation    Diversified     Opportunities
                                             Fund        Growth Fund        Fund      Strategic Fund        Fund
                                             ----        -----------        ----      --------------        ----
Investment Activity:
   Dividends                          $ 1,173,657          753,630        7,579,686         966,367          817,060
   Interest                                   103              195            1,990             341              159
   Net Realized Gains (Losses) and
     Appreciation (Depreciation) in
     Current Value of Investments
       (Note 3)                        (1,666,833)      (1,181,449)      (8,146,394)     (1,262,670)      (1,085,678)
                                       -----------      -----------     ------------     -----------      -----------
                                         (493,072)        (427,624)        (564,718)       (295,962)        (268,459)
   Less Trustee/ Administrative
     Expenses                             (26,132)         (53,013)        (204,381)        (26,261)         (30,541)
                                       -----------      -----------     ------------     -----------      -----------
                                         (519,205)        (480,637)        (769,099)       (322,223)        (299,000)
Contributions:
   Employer                                --               --               --              --               --
   Participants                            --                   36       15,502,740       3,815,537           --
   Rollover                                --               --              813,027         423,358           --
                                       -----------      -----------     ------------     -----------      -----------
                                           --                   36       16,315,766       4,238,896           --

Distributions to Participants          (1,162,276)      (2,010,574)      (7,023,399)       (888,735)      (1,094,588)
Loan Activity, Net                       (590,957)      (1,217,986)      (3,766,563)       (369,610)        (561,973)
Transfers From (To) Other Funds        (3,799,378)     (10,661,662)     (20,225,505)        844,650      (10,041,987)
                                       -----------      -----------     ------------     -----------      -----------
Increase (Decrease) in Plan Equity     (6,071,815)      (14,370,823)    (15,468,800)      3,502,977      (11,997,548)

Plan Equity, Beginning of Year         15,665,918        36,915,484     116,966,137       8,362,217       22,440,353
Transfer from (to) Lehman Brothers
   Holdings Inc.                          190,478           253,448         157,811         105,735          154,665
                                       -----------      -----------    ------------     -----------       ----------

Plan Equity, End of Year              $ 9,784,581        22,798,109     101,655,148      11,970,929       10,597,470
                                       ==========       ===========    ============     ===========       ==========


See notes to financial statements.

                                                                      Travelers Group 401(k) Savings Plan
                                                               (Formerly The Travelers Inc. 401(k) Savings Plan)
                                                   Statements of Operations and Changes in Plan Equity, With Fund Information

                                                                     Years Ended December 31, 1994 and 1993


                                                                            December 31, 1994
                                       -----------------------------------------------------------------------------
                                         Smith Barney    Smith Barney     American       Deferred
                                           Shearson        Shearson        Express        Profit
                                            Utility       Guaranteed    Common Stock      Sharing
                                             Fund        Income Fund        Fund           Plan             Total
                                             ----        -----------        ----           ----             -----
Investment Activity:
   Dividends                          $    756,519           --          11,091,983            --         37,721,865
   Interest                                    248       11,919,415          11,329             2,292     11,979,517
   Net Realized Gains (Losses)
     and Appreciation (Depreciation)
     in Current Value of Investments
       (Note 3)                         (2,041,936)          --          (3,122,174)           --        (65,295,862)
                                       ------------     -----------     ------------     -------------   ------------
                                        (1,285,169)      11,919,415       7,981,138             2,292    (15,594,481)
   Less Trustee/ Admin Expenses            (27,908)        (659,791)       (167,178)           --         (2,163,519)
                                       ------------     -----------     ------------     -------------   ------------
                                        (1,313,077)      11,259,624       7,813,960             2,292    (17,757,999)
Contributions:
   Employer                                 --               --              --                --         30,677,722
   Participants                          2,803,528       11,202,470          --                --        115,976,198
   Rollover                                209,812        1,097,220          --                --         10,813,474
                                       ------------     -----------     ------------     -------------   ------------
                                         3,013,340       12,299,691          --                --        157,467,394

Distributions to Participants           (1,201,735)     (10,029,884)     (6,775,234)          (20,000)   (60,657,869)
Loan Activity, Net                        (471,942)      (3,495,892)     (2,375,186)           --             --
Transfers From (To) Other Funds         (4,133,142)      16,538,772     (13,341,000)           --             --
                                       ------------     -----------     ------------     -------------   ------------
Increase (Decrease) in Plan Equity       4,106,556       26,572,310      14,677,460           (17,707)    79,051,526
Plan Equity, Beginning of Year          14,409,854      111,745,624      86,887,004            80,655    772,462,946
Transfer from (to) Lehman Brothers
   Holdings Inc.                           222,752        1,671,596         825,978            --          3,558,414
                                       ------------     -----------     ------------     ------------   ------------

Plan Equity, End of Year              $ 10,526,050      139,989,530      73,035,522            62,948    855,072,886
                                       ============     ===========     ===========      ============   ============


See notes to financial statements.

                                                                      Travelers Group 401(k) Savings Plan
                                                               (Formerly The Travelers Inc. 401(k) Savings Plan)
                                                   Statements of Operations and Changes in Plan Equity, With Fund Information

                                                                     Years Ended December 31, 1994 and 1993


                                                                            December 31, 1993
                                       -----------------------------------------------------------------------------
                                              The          American       American       American         American
                                        Travelers Inc.     Capital         Capital        Capital          Capital
                                         Common Stock      Reserve    Gov't. Securities  Comstock      Emerging Growth
                                             Fund            Fund           Fund           Fund             Fund
                                             ----            ----           ----           ----             ----
Investment Activity:
   Dividends                          $   1,203,403         278,672         354,506         936,994          663,100
   Interest                                 111,353          10,661           3,962           6,941            3,925
   Net Realized Gains (Losses) and
     Appreciation (Depreciation) in
     Current Value of Investments
       (Note 3)                          30,486,208          --             (72,838)       (329,994)         880,948
                                       ------------     -----------     ------------     -------------   ------------
                                         31,620,964         289,333         285,630         613,941        1,547,973
   Less Trustee/ Administrative
     Expenses                               (83,464)                                                          (7,706)
                                       ------------     -----------     ------------     -------------   ------------
                                         31,537,500         289,333         285,630         613,941        1,540,267
Contributions:
   Employer                               8,469,800          --              --              --               --
   Participants                           7,267,646       1,066,910         792,071         969,348        2,575,544
   Rollover                               1,035,526         149,158         127,288         110,062          165,159
                                       ------------     -----------     ------------     -------------   ------------
                                         16,772,972       1,216,068         919,359       1,079,410        2,740,703

Distributions to Participants            (6,964,910)     (1,521,535)       (562,030)       (625,127)        (449,221)
Loan Activity, Net                         (774,138)        (73,764)        (41,805)        (19,919)          72,721
Transfers From (To) Other Funds          11,096,110      (2,151,921)       (438,491)       (555,616)       4,145,506
                                       ------------     -----------     ------------     -------------   ------------
Increase (Decrease) in Plan Equity       51,667,534      (2,241,819)        162,663         492,689        8,049,976

Plan Equity, Beginning of Year           49,895,860      14,264,450       4,617,647       6,813,865        3,096,819

Transfer of Net Assets from
   Shearson Plan                             --              --              --              --               --
                                       ------------     -----------     ------------     -------------   ------------
Plan Equity, End of Year              $ 101,563,394      12,022,631       4,780,310       7,306,554       11,146,795
                                       ============     ===========     ============     =============   ============

See notes to financial statements.

                                                                      Travelers Group 401(k) Savings Plan
                                                               (Formerly The Travelers Inc. 401(k) Savings Plan)
                                                   Statements of Operations and Changes in Plan Equity, With Fund Information

                                                                     Years Ended December 31, 1994 and 1993


                                                                            December 31, 1993
                                       -----------------------------------------------------------------------------
                                            Common          Common         Common         Common
                                             Sense          Sense           Sense          Sense
                                         Money Market     Government   Growth & Income    Growth            Loan
                                             Fund            Fund           Fund           Fund             Fund
                                             ----            ----           ----           ----             ----
Investment Activity:
   Dividends                          $     77,799         80,149          172,491           212,036          --
   Interest                                 10,038          3,398            7,970             8,807          --
   Net Realized Gains (Losses) and
     Appreciation (Depreciation) in
     Current Value of Investments
       (Note 3)                             --            (28,371)          (7,658)           18,986          --
                                       ------------     -----------     ------------     -------------   ------------
                                            87,837         55,176          172,803           239,829          --
   Less Trustee/ Administrative
     Expenses
                                       ------------     -----------     ------------     -------------   ------------
                                            87,837         55,176          172,803           239,829          --

Contributions:
   Employer                                 --             --               --                --              --
   Participants                            231,078        140,826          296,847           400,305          --
   Rollover                                 81,372         --               21,855            14,850          --
                                       ------------     -----------     ------------     -------------   ------------
                                           312,450        140,826          318,702           415,155          --

Distributions to Participants             (143,582)        (9,105)         (76,857)         (109,341)        (32,888)
Loan Activity, Net                         (80,511)        (7,877)         (35,470)          (42,507)      1,253,104
Transfers From (To) Other Funds           (406,963)       123,768           82,554          (104,825)         --
                                       ------------     -----------     ------------     -------------   ------------
Increase (Decrease) in Plan Equity        (230,769)       302,788          461,732           398,311       1,220,216

Plan Equity, Beginning of Year           3,227,280        482,542        1,598,800         2,352,506      11,312,280
Transfer of Net Assets from
   Shearson Plan                            --             --               --                --              42,487
                                       ------------     -----------     ------------     -------------   ------------
Plan Equity, End of Year              $  2,996,511        785,330        2,060,532         2,750,817      12,574,983
                                       ============     ===========     ============     =============   ============


See notes to financial statements.

                                                                       Travelers Group 401(k) Savings Plan
                                                               (Formerly The Travelers Inc. 401(k) Savings Plan)
                                                   Statements of Operations and Changes in Plan Equity, With Fund Information

                                                                     Years Ended December 31, 1994 and 1993


                                                                            December 31, 1993
                                       -----------------------------------------------------------------------------
                                            Bankers      Smith Barney   Smith Barney   Smith Barney
                                             Trust        Income and   U.S. Government    Income        Smith Barney
                                              GIC           Growth       Securities       Return           Equity
                                             Fund            Fund           Fund           Fund             Fund
                                             ----            ----           ----           ----             ----
Investment Activity:
   Dividends                          $        --          6,799,215       1,824,096        490,427         775,596
   Interest                                    --                597             242            174             110
   Net Realized Gains (Losses) and
     Appreciation (Depreciation) in
     Current Value of Investments
       (Note 3)                                --          4,865,423        (319,917)      (115,400)        581,631
                                          ------------   -----------     ------------    -------------   -----------
                                               --         11,665,235       1,504,421        375,201       1,357,337
   Less Trustee/ Administrative
     Expenses                                               (149,109)        (50,726)       (24,212)        (21,254)
                                          ------------   -----------     ------------    -------------   -----------
                                               --         11,516,126       1,453,695        350,989       1,336,083

Contributions:
   Employer                                    --             --              --             --              --
   Participants                                --          8,616,298       1,544,304      1,611,230       1,017,922
   Rollover                                    --            669,910         199,620        927,071         449,626
                                          ------------   -----------     ------------    -------------   -----------
                                               --          9,286,208       1,743,924      2,538,301       1,467,618

Distributions to Participants                  --         (4,512,150)     (2,148,600)      (696,235)       (465,696)
Loan Activity, Net                             --           (188,709)         19,574         10,097         (28,715)
Transfers From (To) Other Funds            (1,053,897)    (6,640,641)     (2,239,934)      (686,195)        (300,057)
                                          ------------   -----------     ------------    -------------   -----------
Increase (Decrease) in Plan Equity         (1,053,897)     9,460,834      (1,171,341)     1,516,957        2,009,233

Plan Equity, Beginning of Year              1,053,897     69,102,346      23,059,840      8,693,070        7,139,016
Transfer of Net Assets from
   Shearson Plan                               --             --              --             --               --
                                          ------------   -----------     ------------    -------------   -----------
Plan Equity, End of Year              $        --         78,563,180      21,888,499     10,210,027        9,148,249
                                          ============   ===========     ============    =============   ===========


See notes to financial statements.

                                                                      Travelers Group 401(k) Savings Plan
                                                               (Formerly The Travelers Inc. 401(k) Savings Plan)
                                                   Statements of Operations and Changes in Plan Equity, With Fund Information

                                                                     Years Ended December 31, 1994 and 1993


                                                                            December 31, 1993
                                       -----------------------------------------------------------------------------
                                         Smith Barney    Smith Barney                    American         American
                                          Money Fund/   International    Connecticut      Capital       Express Daily
                                          Government        Equity         General      Enterprise        Dividend
                                             Fund            Fund            GIC           Fund             Fund
                                             ----            ----            ---           ----             ----
Investment Activity:
   Dividends                          $    438,522         277,873         2,420,213       281,834           35,870
   Interest                                    918             114               241            34            1,366
   Net Realized Gains (Losses) and
     Appreciation (Depreciation) in
     Current Value of Investments
       (Note 3)                             --           8,802,796            --           (81,183)         191,115
                                         ------------   -----------     ------------     ----------     -----------
                                           439,440       9,080,783         2,420,454       200,685          228,351
   Less Trustee/ Administrative
     Expenses                              (37,171)        (38,901)         (244,071)       (6,459)          (3,840)
                                        ------------    -----------     ------------     ----------     -----------
                                           402,269       9,041,882         2,176,383       194,226          224,511

Contributions:
   Employer                                 --              --                --            --               --
   Participants                          4,452,470       3,154,580            --           774,820          287,385
   Rollover                                 70,705         577,342            --           172,562           --
                                        ------------    -----------     ------------     ----------     -----------
                                         4,523,175       3,731,922            --           947,382          287,385

Distributions to Participants           (1,746,251)       (715,581)       (1,362,611)      (59,631)          --
Loan Activity, Net                         190,447         (34,241)         (216,575)       (1,712)          --
Transfers From (To) Other Funds         (1,722,106)      2,858,594        (1,160,836)    1,846,570         (232,948)
                                        ------------    -----------     ------------     ----------     -----------
Increase (Decrease) in Plan Equity       1,647,534      14,882,576          (563,639)    2,926,835          278,948

Plan Equity, Beginning of Year          12,832,663      13,695,672        17,540,181        --               --
Transfer of Net Assets from
   Shearson Plan                            --              --                --            --           14,881,313
                                        ------------    -----------     ------------     ----------     -----------
Plan Equity, End of Year              $ 14,480,197      28,578,248        16,976,542     2,926,835       15,160,261
                                        ============    ===========     ============    ===========     ===========

See notes to financial statements.

                                                                      Travelers Group 401(k) Savings Plan
                                                               (Formerly The Travelers Inc. 401(k) Savings Plan)
                                                   Statements of Operations and Changes in Plan Equity, With Fund Information

                                                                     Years Ended December 31, 1994 and 1993


                                                                            December 31, 1993
                                       -----------------------------------------------------------------------------
                                            Salomon      Smith Barney   Smith Barney   Smith Barney     Smith Barney
                                           Brothers     Shearson High     Shearson       Shearson         Shearson
                                            Capital         Income       Aggressive    Appreciation     Diversified
                                             Fund            Fund        Growth Fund       Fund        Strategic Fund
                                             ----            ----        -----------       ----        --------------
Investment Activity:
   Dividends                          $     3,112         127,078               444      1,882,857           58,214
   Interest                                   278          --                --             --               --
   Net Realized Gains (Losses) and
     Appreciation (Depreciation) in
     Current Value of Investments
       (Note 3)                           104,460         259,744         1,539,415      1,159,808          211,448
                                      -----------      ----------      ------------    -----------       -----------
                                          107,850         386,822         1,539,859      3,042,665          269,662
   Less Trustee/ Administrative
     Expenses                                (824)         (3,854)           (8,788)       (30,307)          (1,998)
                                      -----------      ----------      ------------    -----------       -----------
                                          107,026         382,968         1,531,071      3,012,358          267,664

Contributions:
   Employer                                --              --                --             --               --
   Participants                            --             219,845           406,066        847,066          118,314
   Rollover                                --              22,927             7,799        100,594              295
                                      -----------      ----------      ------------    -----------       -----------
                                           --             242,772           413,865        947,660          118,609
Distributions to Participants              --              --                --             --               --
Loan Activity, Net                         --              --                --             --               --
Transfers From (To) Other Funds           (17,766)       (235,776)         (338,554)      (547,055)         (77,885)
                                      -----------      ----------      ------------    -----------       -----------
Increase (Decrease) in Plan Equity         89,260         389,964         1,606,382      3,412,963          308,388

Plan Equity, Beginning of Year             --              --                --             --               --
Transfer of Net Assets from
   Shearson Plan                        2,980,545      15,275,954        35,309,102    113,553,174        8,053,829
                                      -----------      ----------      ------------    -----------       -----------
Plan Equity, End of Year              $ 3,069,805      15,665,918        36,915,484    116,966,137        8,362,217
                                      ===========      ==========      ============    ===========       ===========

See notes to financial statements.

                                                                     Travelers Group 401(k) Savings Plan
                                                               (Formerly The Travelers Inc. 401(k) Savings Plan)
                                                   Statements of Operations and Changes in Plan Equity, With Fund Information

                                                                     Years Ended December 31, 1994 and 1993


                                                                            December 31, 1993
                                       -----------------------------------------------------------------------------
                                         Smith Barney    Smith Barney   Smith Barney     American         Deferred
                                        Shearson Global    Shearson       Shearson        Express          Profit
                                         Opportunities     Utility       Guaranteed    Common Stock        Sharing
                                              Fund           Fund        Income Fund       Fund             Plan       Total
                                             -----           ----        -----------       ----             ----       -----
Investment Activity:
   Dividends                         $    68,460           75,003             --                --           --         19,357,964
   Interest                               --               --               1,037,177              760        2,070      1,211,136
   Net Realized Gains (Losses)
     and Appreciation (Depreciation)
     in Current Value of Investments
        (Note 3)                       1,486,106          186,019             --               (42,763)      --         49,775,983
                                      -----------     ----------         ------------      -----------      -------    ------------
                                       1,554,566          261,022          1,307,177           (42,003)       2,070     70,345,083
   Less Trustee/ Admin Expenses           (5,369)          (3,679)          (272,567)          (25,846)                 (1,020,145)
                                      -----------     ----------         ------------      -----------      -------    ------------
                                       1,549,197          257,343            764,610           (67,849)       2,070     69,324,938

Contributions:
   Employer                               --               --                 --                --           --          8,469,800
   Participants                          262,464          282,713            915,919            --           --         38,252,041
   Rollover                               47,663           --                129,460               607       --          5,081,451
                                      -----------     ----------         ------------      -----------      -------    ------------
                                         310,127         282,713           1,045,379               607       --         51,803,292

Distributions to Participants             --              --                  --              (348,535)     (11,548)   (22,561,434)
Loan Activity, Net                        --              --                  --                --           --             --
Transfers From (To) Other Funds         (231,789)       (114,130)           (544,490)         (351,227)      --             --
                                      -----------     ----------         ------------      -----------      -------    ------------
Increase (Decrease) in Plan Equity     1,627,535         425,926           1,265,499          (767,004)      (9,478)    98,566,796

Plan Equity, Beginning of Year            --              --                  --                --           90,133    250,868,867
Transfer of Net Assets from:
   Shearson Plan                      20,812,818      13,983,928         110,480,125        87,654,008       --        423,027,283
                                      ----------      ----------         -----------       -----------      -------    ------------
Plan Equity, End of Year             $22,440,353      14,409,854         111,745,624        86,887,004       80,655    772,462,946
                                      ==========      ==========         ===========       ===========      =======    ============


See notes to financial statements.

                   THE TRAVELERS INC. 401(k) SAVINGS PLAN
                       NOTES TO FINANCIAL STATEMENTS

                         December 31, 1994 and 1993


1.  Plan Description:

The following brief description of The Travelers Inc. 401(k) Savings Plan ("Plan") (formerly Primerica Corporation Savings Plan) is provided for general information purposes only. Participants should refer to The Travelers Inc. 401(k) Savings Plan Document (as amended and restated as of June 30, 1994) for more complete information.

The Plan covers all eligible employees of The Travelers Inc. ("Travelers"), the plan sponsor, and eligible employees of subsidiaries and affiliates of Travelers ("Company") as may become participating companies. The Plan is administered by the Annuity Board of Travelers.

On April 26, 1995, the shareholders of Travelers approved an amendment changing the Company's name from The Travelers Inc. to Travelers Group Inc. Subsequent to this date, the Plan changed its name from The Travelers Inc. 401(k) Savings Plan to Travelers Group 401(k) Savings Plan.

Effective with the December 31, 1993 merger of Primerica Corporation ("Primerica") and The Travelers Corporation, Primerica changed its name to The Travelers Inc. and the Primerica Common Stock Fund changed its name to The Travelers Inc. Common Stock Fund which invests in shares of The Travelers Inc. Common Stock.

Effective December 1, 1993, the Smith Barney Shearson 401(k) Savings Plan ("Shearson Plan") was merged into the Plan and as of that date, each participant's interest in the Shearson Plan was transferred into the Plan in the manner described in the Shearson Plan Summary Plan Description dated November 1, 1993. During 1994, as prescribed by the Shearson acquisition document dated July 31, 1993, additional transfers were made between Lehman Brothers Holdings Inc. and the Plan.

The Plan is a defined contribution plan designed to encourage savings on the part of eligible employees. Eligible employees may elect to have a portion of their regular pay, including overtime, appropriated each pay period, in any one percent increment, by an amount from 1% to 15% of their compensation (subject to statutory limitations) as "pre-tax contributions" and the Company will make a contribution, equal to a specified percentage of the participant's contribution, on their behalf as a pre-tax contribution.

Pre-tax contributions and employer contributions, as well as the earnings thereon, are taxed to the participant only at the time of distribution. Travelers, for itself or on behalf of the Company, as appropriate, contributes a "matching employer contribution" on behalf of each participant as of the last day of the Plan year. For the year ended December 31, 1994, Travelers contributed an amount equal to 100% of each participant's 1994 pre-tax contributions up to an annual maximum of $1,000. For the year ended December 31, 1993, Travelers contributed an amount equal to 25% of each participant's 1993 pre-tax contributions not in excess of 6% of that participant's compensation up to an annual maximum of $1,000. In addition, Travelers, on behalf of the Company, makes contributions on behalf of eligible employees who elect to have pre-tax contributions


See notes to financial statements.

invested in The Travelers Inc. Common Stock Fund by having such contributions invested at a 5% discount from the fair market value of such stock ("discount contributions"). The Plan does not allow after tax contributions.

Travelers has the right to terminate the Plan subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event of termination of the Plan, the account balances of all participants will become fully vested.

As of January 1, 1994, the Plan had two trustees: Citibank N.A. and American Capital Trust Company ("ACTC"). Citibank, N.A. was the trustee of the funds relating to the former Shearson Plan. ACTC was the trustee of the funds relating to the former Primerica Corporation Savings Plan. On November 1, 1994, Citibank replaced ACTC as trustee of the funds relating to the former Primerica Corporation Savings Plan. As of December 31, 1994, Citibank, N.A. serves as the trustee for the entire plan.

In January 1994, the assets of the American Express Daily Dividend Fund were transferred into the Smith Barney Money Fund/Government Fund; the Salomon Brothers Capital Fund was transferred into the Smith Barney Shearson Appreciation Fund; and the Connecticut General GIC Fund was transferred into the Smith Barney Shearson Guaranteed Income Fund which was previously named the Shearson Fixed Income Fund.

In April 1994, the assets of the Smith Barney Equity Fund were transferred into the Smith Barney Income and Growth Fund.

During 1994, the Smith Barney World Fund changed its name to the Smith Barney International Equity Fund.

Fund Transfers and Allocation of Contributions
- - ----------------------------------------------

Participants may elect to divide their contribution among funds in increments divisible by 5%.

Matching employer contributions are invested in The Travelers Inc. Common Stock Fund and are limited to $1,000 per participant each year.

A participant may elect to suspend his pre-tax contributions, as soon as administratively practicable, by filing prior written notice with the plan administrator. Such participant may thereafter resume pre-tax contributions as of the first pay period beginning in any calendar month, subject to the Plan's notice requirements. In addition, a participant may change the rate of his pre-tax contributions as of the first pay period beginning in any calendar month, subject to the Plan's notice requirements.

A participant may elect to change the allocation of future pre-tax contributions among the funds once each calendar month as of the first day of any pay period, subject to the Plan's notice requirements.

A participant may elect to transfer the value of his pre-tax contributions in increments divisible by 5% or a specified number of whole shares from one or more of the investment funds to another investment fund or funds once each calendar month. The transfer will be effective as of the last business day of the calendar month subject to the Plan's notice requirements.

Contributions
- - -------------

The rights of a participant to his or her pre-tax contributions and any earnings thereon are at all times fully vested and non-forfeitable. Matching employer contributions are fully vested and non-forfeitable for those participants whose initial date of employment is before January 1, 1992. For those participants whose initial date of employment is on or after January 1, 1992, matching employer contributions are 100% vested and non-forfeitable after five years of service.

Rollover and Transfer Contributions
- - -----------------------------------

The Plan permits participants to have their interests in other qualified profit-sharing plans transferred to the Plan or to make rollover contributions into the Plan from an individual retirement account (or similar arrangement) resulting from a rollover from another qualified plan or directly from another qualified plan. Such transfers or rollovers to the Plan may only be made with the approval of the plan administrator and do not affect any other contributions made by or on behalf of a participant.

Loans
- - -----

Subject to the Plan's provisions and the requirements contained within ERISA and the Internal Revenue Code of 1986, as amended (the "Code"), a participant may apply for a loan from the Plan at an annual interest rate equal to one percentage point above the Prime Rate published in The Wall Street Journal for the first business day of the month in which the loan application is received. The loan repayment by a participant who is employed by the Company is generally made through after-tax payroll deductions.

Withdrawals
- - -----------

Prior to termination of employment, a participant may withdraw, as of the last business day of any month, subject to the Plan's notice requirements, all or a portion of the value of his or her rollover contributions account, all or any portion of the vested value of his or her account if the participant has attained age 59-1/2 or becomes totally and permanently disabled or all or any portion of the value of his or her pre-tax contributions account in the event of demonstrated financial hardship, subject to the Plan's provisions.

Withdrawals to which a participant is entitled are the amounts that can be provided by the contributions and income thereon (including net realized and unrealized investment gains and losses) allocated to each participant's account.

Withdrawals from The Travelers Inc. Common Stock Fund and the American Express Common Stock Fund may be paid in either shares of common stock or cash. Fractional shares and withdrawals from other funds are paid in cash.

Distributions
- - -------------

The participant shall have distributed the total of his account in lump-sum payment on the last business day of the month coincident with his retirement date. If the participant leaves the Company before retirement, he may elect to have his account distributed to him as of the last business day of the month coincident to his last day of employment. Distributions from The Travelers Inc. Common Stock Fund and the American Express Common Stock

Fund may be paid in either shares of common stock or cash. Fractional shares and distributions from other funds are paid in cash.


2.  Summary of Significant Accounting Policies:

The financial statements of the Plan have been prepared on the accrual basis.

Security transactions are recorded on a trade date basis.

Dividend income is accrued on the ex-dividend date.

Certain reclassifications have been made to prior year's financial statements to conform to the current year's presentation.

    Fair Value of Investments
    -------------------------

The Travelers Inc. Common Stock Fund and American Express Common Stock Fund are valued at the last reported sale price on the New York Stock Exchange for the last business day of the year.

The following registered investment companies are valued at the net asset value per share as determined by American Capital Asset Management and
Research:

American Capital Comstock Fund
American Capital Emerging Growth Fund
American Capital Enterprise Fund
American Capital Gov't Securities Fund
American Capital Reserve Fund
Common Sense Government Fund
Common Sense Growth and Income Fund
Common Sense Growth Fund
Common Sense Money Market Fund

The following are valued at the net asset value per share as determined by Smith Barney Mutual Funds Management Inc.:

American Express Daily Dividend Fund
Salomon Brothers Capital Fund
Smith Barney Income and Growth Fund
Smith Barney Income Return Fund
Smith Barney International Equity Fund
Smith Barney Money Fund/Government Fund
Smith Barney Shearson Aggressive Growth Fund
Smith Barney Shearson Appreciation Fund
Smith Barney Shearson Diversified Strategic Fund
Smith Barney Shearson Global Opportunities Fund
Smith Barney Shearson Guaranteed Income Fund
Smith Barney Shearson High Income Fund
Smith Barney Shearson Utility Fund
Smith Barney U.S Government Securities

Short-term money market investments, the Loan Fund and the Deferred Profit Sharing Plan are valued at cost plus earned interest. The Smith Barney Shearson Guaranteed Income Fund and The Connecticut General and Banker's Trust Guaranteed Investment Contracts are valued at contract value.


3.  Summary of Investments:

A summary of the investments in the Plan as of December 31, 1994 and 1993 is as follows:



1994 Investment Funds                        Cost           Value
- - ---------------------                        ----           -----

The Travelers Inc. Common Stock Fund
   Invested                               $ 107,107,900   $ 123,836,997
   Funds not yet invested                       208,569         208,569
                                          -------------   -------------
Total                                       107,316,469     124,045,566
                                          -------------   -------------
American Capital Reserve Fund
   Invested                                  11,840,613      11,840,613
   Funds not yet invested                           112             112
                                          -------------   -------------
Total                                        11,840,725      11,840,725
                                          -------------   -------------
American Capital Gov't Securities Fund
   Invested                                   4,899,874       4,443,863
   Funds not yet invested                             4               4
                                          -------------   -------------
Total                                         4,899,878       4,443,867
                                          -------------   -------------
American Capital Comstock Fund
   Invested                                   9,693,217       7,457,863
   Funds not yet invested                            16              16
                                          -------------   -------------
Total                                         9,693,233       7,457,879
                                          -------------   -------------
American Capital Emerging Growth Fund
   Invested                                  47,354,968      44,587,338
   Funds not yet invested                         2,262           2,262
                                          -------------   -------------
Total                                        47,357,230      44,589,600
                                          -------------   -------------
Common Sense Money Market Fund
   Invested                                   2,835,617       2,835,617
   Funds not yet invested                           639             639
                                          -------------   -------------
Total                                         2,836,256       2,836,256
                                          -------------   -------------
Common Sense Government Fund
   Invested                                     857,650         755,249
   Funds not yet invested                            24              24
                                          -------------   -------------
Total                                           857,674         755,273
                                          -------------   -------------

1994 Investment Funds                        Cost           Value
- - ---------------------                        ----           -----

Common Sense Growth & Income Fund
   Invested                               $   2,487,437   $   2,197,881
   Funds not yet invested                             2               2
                                          -------------   -------------
Total                                         2,487,439       2,197,883
                                          -------------   -------------
Common Sense Growth Fund
   Invested                                   3,043,875       2,835,350
   Funds not yet invested                             6               6
                                          -------------   -------------
Total                                         3,043,881       2,835,356
                                          -------------   -------------
Loan Fund
   Invested                                  31,275,886      31,275,886
   Funds not yet invested                        --             --
                                          -------------   -------------
Total                                        31,275,886      31,275,886
                                          -------------   -------------
Smith Barney Income & Growth Fund
   Invested                                  80,907,790      79,994,986
   Funds not yet invested                         2,310           2,310
                                          -------------   -------------
Total                                        80,910,100      79,997,296
                                          -------------   -------------
Smith Barney U.S. Government
  Securities Fund
   Invested                                  19,956,983      18,579,414
   Funds not yet invested                           915             915
                                          -------------   -------------
Total                                        19,957,898      18,580,329
                                          -------------   -------------
Smith Barney Income Return Fund
   Invested                                   7,203,647       7,078,832
   Funds not yet invested                           699             699
                                          -------------   -------------
Total                                         7,204,346       7,079,531
                                          -------------   -------------
Smith Barney Money Fund/Government Fund
   Invested                                  29,718,296      29,718,296
   Funds not yet invested                        10,669          10,669
                                          -------------   -------------
Total                                        29,728,965      29,728,965
                                          -------------   -------------
Smith Barney International Equity Fund
   Invested                                  71,360,902      71,101,442
   Funds not yet invested                         2,046           2,046
                                          -------------   -------------
Total                                        71,362,948      71,103,488
                                          -------------   -------------
American Capital Enterprise Fund
   Invested                                  14,792,862      13,870,616
   Funds not yet invested                           729             729
                                          -------------   -------------
Total                                        14,793,591      13,871,345
                                          -------------   -------------

1993 Investment Funds                        Cost           Value
- - ---------------------                        ----           -----

The Travelers Inc. Common Stock Fund
   Invested                               $  69,387,866    $110,793,540
   Funds not yet invested                       167,082         167,082
                                          -------------   -------------
Total                                        69,554,948     110,960,662
                                          -------------   -------------
American Capital Reserve Fund
   Invested                                  12,029,191      12,022,631
   Funds not yet invested                        --              --
                                          -------------   -------------
Total                                        12,029,191      12,022,631
                                          -------------   -------------
American Capital Gov't Securities Fund
   Invested                                   4,787,482       4,780,310
   Funds not yet invested                        --              --
                                          -------------   -------------
Total                                         4,787,482       4,780,310
                                          -------------   -------------
American Capital Comstock Fund
   Invested                                   7,734,882       7,306,554
   Funds not yet invested                        --              --
                                          -------------   -------------
Total                                         7,734,882       7,306,554
                                          -------------   -------------
American Capital Emerging Growth Fund
   Invested                                  10,222,203      11,146,795
   Funds not yet invested                        --              --
                                          -------------   -------------
Total                                        10,222,203      11,146,795
                                          -------------   -------------
Common Sense Money Market Fund
   Invested                                   2,958,619       2,996,511
   Funds not yet invested                        --              --
                                          -------------   -------------
Total                                         2,958,619       2,996,511
                                          -------------   -------------
Common Sense Government Fund
   Invested                                     817,748         785,330
   Funds not yet invested                        --              --
                                          -------------   -------------
Total                                           817,748         785,330
                                          -------------   -------------
Common Sense Growth & Income Fund
   Invested                                   2,077,531       2,060,532
   Funds not yet invested                        --              --
                                          -------------   -------------
Total                                         2,077,531       2,060,532
                                          -------------   -------------
Common Sense Growth Fund
   Invested                                   2,760,947       2,750,817
   Funds not yet invested                        --              --
                                          -------------   -------------
Total                                         2,760,947       2,750,817
                                          -------------   -------------

1993 Investment Funds                        Cost           Value
- - ---------------------                        ----           -----

Loan Fund
   Invested                               $  12,574,983   $  12,574,983
   Funds not yet invested                        --              --
                                          -------------   -------------
Total                                        12,574,983      12,574,983
                                          -------------   -------------
Smith Barney Income and Growth Fund
   Invested                                  71,200,706      78,563,180
   Funds not yet invested                        --              --
                                          -------------   -------------
Total                                        71,200,706      78,563,180
                                          -------------   -------------
Smith Barney U.S. Government
  Securities Fund
   Invested                                  21,701,903      21,888,499
   Funds not yet invested                        --              --
                                          -------------   -------------
Total                                        21,701,903      21,888,499
                                          -------------   -------------
Smith Barney Income Return Fund
   Invested                                  10,122,099      10,210,027
   Funds not yet invested                        --              --
                                          -------------   -------------
Total                                        10,122,099      10,210,027
                                          -------------   -------------
Smith Barney Equity Fund
   Invested                                   9,363,705       9,148,249
   Funds not yet invested                        --              --
                                          -------------   -------------
Total                                         9,363,705       9,148,249
                                          -------------   -------------
Smith Barney Money
  Fund/Government Fund
   Invested                                  14,480,129      14,480,197
   Funds not yet invested                        --              --
                                          -------------   -------------
Total                                        14,480,129      14,480,197
                                          -------------   -------------
Smith Barney International Equity Fund
   Invested                                  20,367,932      28,578,248
   Funds not yet invested                        --              --
                                          -------------   -------------
Total                                        20,367,932      28,578,248
                                          -------------   -------------
Connecticut General GIC
   Invested                                  16,837,757      16,837,757
   Funds not yet invested                        --             --
                                          -------------   -------------
Total                                        16,837,757      16,837,757
                                          -------------   -------------
American Capital Enterprise Fund
   Invested                                   3,016,479       2,926,835
   Funds not yet invested                        --              --
                                          -------------   -------------
Total                                         3,016,479       2,926,835
                                          -------------   -------------

1993 Investment Funds                        Cost           Value
- - ---------------------                        ----           -----

American Express Daily Dividend Fund
   Invested                               $  15,158,886   $  15,158,886
   Funds not yet invested                        --              --
                                          -------------   -------------
Total                                        15,158,886      15,158,886
                                          -------------   -------------
Salomon Brothers Capital Fund
   Invested                                   3,070,119       3,069,805
   Funds not yet invested                        --              --
                                          -------------   -------------
Total                                         3,070,119       3,069,805
                                          -------------   -------------
Smith Barney Shearson High Income Fund
   Invested                                  15,446,302      15,665,918
   Funds not yet invested                         5,883           5,883
                                          -------------   -------------
Total                                        15,452,185      15,671,801
                                          -------------   -------------
Smith Barney Shearson Aggressive
  Growth Fund
   Invested                                  28,225,877      36,915,197
   Funds not yet invested                         7,739           7,739
                                          -------------   -------------
Total                                        28,233,616      36,922,936
                                          -------------   -------------
Smith Barney Shearson Appreciation
  Fund
   Invested                                  93,402,612     116,965,850
   Funds not yet invested                        21,115          21,115
                                          -------------   -------------
Total                                        93,423,727     116,986,965
                                          -------------   -------------
Smith Barney Shearson Diversified
  Strategic Fund
   Invested                                   8,328,448       8,361,643
   Funds not yet invested                         2,600           2,600
                                          -------------   -------------
Total                                         8,331,048       8,364,243
                                          -------------   -------------
Smith Barney Shearson Global
  Opportunities Fund
   Invested                                  20,705,324      22,440,353
   Funds not yet invested                         3,412           3,412
                                          -------------   -------------
Total                                        20,708,736      22,443,765
                                          -------------   -------------
Smith Barney Shearson Utility Fund
   Invested                                  14,377,011      14,409,854
   Funds not yet invested                         2,576           2,576
                                          -------------   -------------
Total                                        14,379,587      14,412,430
                                          -------------   -------------
Smith Barney Shearson Guaranteed
  Income Fund
   Invested                                 111,716,118     111,716,118
   Funds not yet invested                        29,446          29,446
                                          -------------   -------------
Total                                       111,745,564     111,745,564
                                          -------------   -------------

1993 Investment Funds                        Cost           Value
- - ---------------------                        ----           -----

American Express Common Stock Fund
   Invested                               $  79,677,409   $  86,886,244
   Funds not yet invested                        --               --
                                          -------------   -------------
Total                                        79,677,409      86,886,244
                                          -------------   -------------
Deferred Profit Sharing Plan
   Invested                                      80,655          80,655
   Funds not yet invested                        --              --
                                          -------------   -------------
Total                                            80,655          80,655
                                          -------------   -------------

       1993 Total Investments
                                          $ 682,588,935   $ 781,761,371
                                            ===========     ===========


4.  Federal Income Tax Consequences:

On March 31, 1995, the Plan received its latest favorable determination from the Internal Revenue Service approving the continued exemption of the Plan from Federal income taxes. The Plan has been amended to incorporate certain operational amendments since such date. In the opinion of the Plan Sponsor and in-house counsel, the Plan and its underlying Trust are being operated within the terms of the Plan and in compliance with the applicable rules of the Internal Revenue Code.

Matching employer contributions, pre-tax contributions and discount contributions and the Plan earnings on all contributions are not taxable to participants until they are withdrawn by or distributed to the participants.

Unrealized appreciation on shares of The Travelers Inc. Common Stock Fund and the American Express Common Stock Fund distributed in a qualifying withdrawal or distribution is also not taxable at the time of distribution.

                                 The Travelers Inc. 401(k) Savings Plan

                                   Schedule to Form 5500: Item 27(a)
                            Schedule of Assets Held for Investment Purposes

                                           December 31, 1994


                                                      Number                                 Fair
Investment Descriptions                              of Shares           Cost                Value
- - -----------------------                              ---------           ----                -----

Short Term Funds:
   Deferred Profit Sharing Plan                         62,948      $     62,948      $       62,948
   Smith Barney Liquid Reserve Fund                    312,573           312,573             312,573

Stock Funds:
   American Express Common Stock Fund                2,456,951        69,070,193          72,480,055
   The Travelers Inc. Common Stock Fund              3,825,081       107,107,900         123,836,997

Mutual Funds:
   American Capital Emerging Growth Fund             1,907,888        47,354,968          44,587,338
   American Capital Enterprise Fund                  1,213,527        14,792,862          13,870,616
   American Capital Gov't Securities Fund              459,552         4,899,874           4,443,863
   American Capital Comstock Fund                      601,441         9,693,217           7,457,863
   American Capital Reserve Fund                    11,840,613        11,840,613          11,840,613
   Common Sense Growth Fund                            206,658         3,043,875           2,835,350
   Common Sense Growth & Income Fund                   162,205         2,487,437           2,197,881
   Common Sense Government Fund                         76,057           857,650             755,249
   Common Sense Money Market Fund                    2,835,617         2,835,617           2,835,617
   Smith Barney Money Fund/Government Fund          29,718,299        29,718,296          29,718,296
   Smith Barney Income & Growth Fund                 6,562,345        80,907,790          79,994,986
   Smith Barney Income Return Fund                     757,905         7,203,647           7,078,832
   Smith Barney International Equity Fund            4,237,273        71,360,902          71,101,442
   Smith Barney U.S. Government Securities Fund      1,486,353        19,956,983          18,579,414
   Smith Barney Shearson Aggressive Growth Fund        886,710        18,458,119          22,797,316
   Smith Barney Shearson Appreciation Fund           9,988,150        91,591,156         101,479,606
   Smith Barney Shearson Global Opportunities
     Fund                                              407,563        10,971,200          10,596,627
   Smith Barney Shearson Diversified Strategic
     Fund                                            1,587,693        13,047,968          11,907,701
   Smith Barney Shearson High Income Fund              933,696        11,080,781           9,775,793
   Smith Barney Shearson Utility Fund                  819,012        11,933,511          10,466,979

Guaranteed Investment Contracts
  ("GIC")-Smith Barney:
   Aetna Life Insurance GIC #14355                   4,321,333         4,321,333           4,321,334
   Connecticut General Life Insurance
     GIC #25112                                     17,081,598        17,081,598          17,081,598
   John Hancock Contract GIC #7129                   8,306,678         8,306,678           8,306,678
   Metropolitan Life Insurance Annuity Term
     Life GIC #13561                                 6,833,869         6,833,869           6,833,869
     Metropolitan Life GIC #13560                   17,125,328        17,125,328          17,125,328

                                 The Travelers Inc. 401(k) Savings Plan

                                   Schedule to Form 5500: Item 27(a)
                            Schedule of Assets Held for Investment Purposes

                                           December 31, 1994


                                                      Number                                 Fair
Investment Descriptions (continued)                  of Shares           Cost                Value
- - -----------------------------------                  ---------           ----                -----


   Principal Financial Corporate
     Contract #4-09271-01                            8,138,412      $  8,138,412      $    8,138,412
   Principal Financial Corporate
     Contract #49271-2                               2,531,282         2,531,282           2,531,282
   Prudential Insurance Company GIC #7658-211        8,865,744         8,865,744           8,865,744
   Prudential Insurance Company GIC #7658-212        8,584,323         8,584,323           8,584,323
   Travelers Life Insurance Company
     Contract #GR-16384                             51,687,645        51,687,645          51,687,645
   Travelers Life Insurance Company
     Contract #GR-16409                              5,352,432         5,352,432           5,352,432

Loans:
   Loan Fund                                                          31,275,886          31,275,886
                                                                      ----------          ----------

Total Investments                                                  $ 810,694,612       $ 831,118,486
                                                                     ===========         ===========

                                    The Travelers  Inc. 401(k) Savings Plan

                                       Schedule to Form 5500: Item 27(a)
    Schedule of Assets Held for Investment Purposes Which Were Both Acquired and Disposed
                                           Within The Plan Year

                                       For Year Ended December 31, 1994


  There were no assets held for investment purposes which were both acquired and disposed within the Plan year.


                                                   The Travelers Inc. 401(k) Savings Plan

                                                     Schedule to Form 5500: Item 27(d)
                                                    Schedule of Reportable Transactions

                                                      For Year Ended December 31, 1994


The following transactions exceeded 5% of the Plan's net assets of $ 772,462,946 at the beginning of year ended December 31, 1994.


                                                                            Gain
Investment Descriptions                    Purchases         Cost          (Loss)          Sales          Proceeds
- - -----------------------                    ---------         ----          ------          -----          --------

Travelers Life Insurance
  Company Contract #GR-16384                   12        $ 42,930,212         0